UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2021

AFC GAMMA, INC.
(Exact name of Registrant as Specified in Its Charter)

Maryland	001-39995	85-1807125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Okeechobee Blvd., Suite 1770 West Palm Beach, FL, 33401
(Address of principal executive offices, including zip code)

561-510-2390
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AFCG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01            Entry into a Material Definitive Agreement.

On January 14, 2021, AFC Gamma, Inc., a Maryland corporation (the “Company”) entered into an amended and restated management agreement (the “Amended and Restated Management Agreement”) with AFC Management, LLC, which became effective upon listing of the Company’s common stock, $0.01 par value per share (the “Common Stock”) on the Nasdaq Stock Market LLC (“Nasdaq”) on March 19, 2021. The Company’s board of directors previously approved the Amended and Restated Management Agreement to be effective upon the trading of the Company’s Common Stock on Nasdaq. A description of certain provisions of the Amended and Restated Management Agreement is set forth in the section titled “Our Manager and Our Management Agreement” in the final prospectus dated March 18, 2021 and filed with the U.S. Securities and Exchange Commission on March 19, 2021, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement on Form S-11, as amended (File No. 333-251762) (the “Prospectus”).

The foregoing description of the Amended and Restated Management Agreement is qualified in its entirety by reference to the full text of the Amended and Restated Management Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

ITEM 5.03           Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of March 19, 2021, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the trading of the Company’s Common Stock on Nasdaq. The Company’s board of directors and stockholders previously approved the Restated Bylaws, to be effective upon the trading of the Company’s Common Stock on Nasdaq. A description of certain provisions of the Restated Bylaws is set forth in the section titled “Description of Capital Stock” in the Prospectus.

The foregoing description of the Restated Bylaws is qualified in its entirety by reference to the full text of the Restated Bylaws, which are filed as Exhibit 3.1 hereto and are incorporated by reference herein.

ITEM 8.01          Other Events.

On March 23, 2021, the Company completed its initial public offering (“IPO”) of 6,250,000 shares of its Common Stock at a price to the public of $19.00 per share. The Company has granted the underwriters a 30-day option to purchase up to an additional 937,500 shares of Common Stock at the initial public offering price, less discounts and commissions. The gross proceeds to the Company from the IPO were $118.8 million, before deducting underwriting discounts and commissions and offering expenses payable by the Company and assuming the underwriters do not exercise their option to purchase additional shares.

ITEM 9.01           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of AFC Gamma, Inc. (incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement on Form S-11, as amended (File No. 333-251762)).

10.1	Amended and Restated Management Agreement, dated January 14, 2021, by and between AFC Gamma, Inc. and AFC Management, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2021	AFC GAMMA, INC.

	By:	/s/ Thomas Geoffroy
Thomas Geoffroy
Chief Financial Officer and Treasurer